Capital Management	12 Months Ended
Dec. 31, 2018
Corporate Information And Statement Of IFRS Compliance [Abstract]
Capital Management
Our capital base is structured to exceed minimum regulatory and internal capital targets and maintain strong credit and financial strength ratings while maintaining a capital efficient structure. We strive to achieve an optimal capital structure by balancing the use of debt and equity financing. Capital is managed both on a consolidated basis under principles that consider all the risks associated with the business as well as at the business group level under the principles appropriate to the jurisdiction in which each operates. We manage the capital for all of our international subsidiaries on a local statutory basis in a manner commensurate with their individual risk profiles.

The Board of Directors of SLF Inc. is responsible for the annual review and approval of the Company's capital plan and capital risk policy. Management oversight of our capital programs and position is provided by the Company's Executive Risk Committee, the membership of which includes senior management from the finance, actuarial, and risk management functions.

We engage in a capital planning process annually in which capital deployment options, fundraising, and dividend recommendations are presented to the Risk & Conduct Review Committee of the Board of Directors. Capital reviews are regularly conducted which consider the potential impacts under various business, interest rate, and equity market scenarios. Relevant components of these capital reviews, including dividend recommendations, are presented to the Risk & Conduct Review Committee on a quarterly basis. The Board of Directors is responsible for the approval of the dividend recommendations.
The capital risk policy is designed to ensure that adequate capital is maintained to provide the flexibility necessary to take advantage of growth opportunities, to support the risks associated with our businesses and to optimize return to our shareholders. This policy is also intended to provide an appropriate level of risk management over capital adequacy risk, which is defined as the risk that capital is not or will not be sufficient to withstand adverse economic conditions, to maintain financial strength or to allow us and our subsidiaries to support ongoing operations and to take advantage of opportunities for expansion. SLF Inc. manages its capital in a manner commensurate with its risk profile and control environment.

Regulated insurance holding companies and non-operating life companies were subject to the Minimum Continuing Capital and Surplus Requirements ("MCCSR") capital rules which had been established by OSFI and which were in force as at December 31, 2017.

Effective January 1, 2018, OSFI has replaced MCCSR with LICAT. Results as measured under LICAT are fundamentally different than under MCCSR and are not directly comparable to MCCSR. The LICAT Guideline sets a Supervisory Target Total Ratio of 100% and a minimum Total Ratio of 90%. The Company has established capital targets in excess of the Supervisory Target Total Ratio. SLF Inc.'s consolidated capital position was above its internal target and exceeded levels that would require regulatory or corrective action as at December 31, 2018 and December 31, 2017.

The Company's regulated subsidiaries must comply with the capital adequacy requirements imposed in the jurisdictions in which they operate. In certain jurisdictions, the payment of dividends from our subsidiaries is subject to maintaining capital levels exceeding regulatory targets and/or receiving regulatory approval. We maintained capital levels above minimum local requirements as at December 31, 2018 and December 31, 2017.

At December 31, 2018, our principal operating life insurance subsidiary in Canada, Sun Life Assurance, is also subject to the LICAT Guideline. With a LICAT Ratio of 131% as at December 31, 2018, Sun Life Assurance's LICAT Ratio is above OSFI's supervisory target ratio of 100% and regulatory minimum ratio of 90%. In the U.S., Sun Life Assurance operates through a branch which is subject to U.S. regulatory supervision and it exceeded the levels under which regulatory action would be required as at December 31, 2018 and December 31, 2017. In the U.S., we use captive reinsurance arrangements to provide efficient financing of U.S. statutory reserve requirements in excess of those required under IFRS. Under one such arrangement, the funding of these reserve requirements is supported by a guarantee from SLF Inc.

Our capital base consists mainly of common shareholders' equity, participating policyholders' equity, preferred shareholders' equity and certain other capital securities that qualify as regulatory capital. For regulatory reporting purposes under the LICAT framework, there were further adjustments, including goodwill, non-life investments, and others as was prescribed by OSFI, to the total capital figure presented in the table below:

As at December 31,	2018	2017
Subordinated debt	$3,039	$3,437
Innovative capital instruments(1)	699	699
Equity:
Participating policyholders' equity	864	650
Preferred shareholders' equity	2,257	2,257
Common shareholders' equity	21,449	20,064
Total capital	$28,308	$27,107

(1) Innovative capital instruments are SLEECS issued by the SL Capital Trusts (Note 13). The SL Capital Trusts are not consolidated by us.

21.B Participating Account Seed Capital
In the first quarter of 2018, with OSFI's approval, seed capital, together with interest earned since demutualization, was transferred from the participating account to the shareholder account. The transfer of seed capital is recorded on our Consolidated Statements of Changes in Equity as a Transfer from participating policyholders' equity totaling $89, comprised of $50 in SLF Canada and $39 (US$30) in SLF U.S. The transfer of interest on seed capital is included as a reduction in Participating policyholders' net income (loss) and an increase in Shareholders' net income (loss) totaling $110, on a pre- and post-tax basis, comprised of $75 in SLF Canada and $35
(US$28) in SLF U.S. At the time of demutualization, OSFI required shareholders to transfer seed capital into the participating account to support participating insurance policies sold after demutualization. It was anticipated that over time the seed capital would no longer be needed and that the seed capital and accumulated interest would be returned to the shareholders, subject to OSFI's approval. The transfer has no impact on regulatory capital requirements, and will have no adverse impact on the policy dividends or security of benefits of participating policyholders.